UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 18, 2026, the Board of Directors (the Board) of Centene Corporation (the Company) appointed Theodore Pienkos, 44, a registered CPA, to serve as the Company's Corporate Controller and Chief Accounting Officer. Mr. Pienkos previously has served as the Company's Deputy Corporate Controller since August 2024. Prior to that, he served as Vice President of Finance & Accounting from August 2017 to August 2024, and he has held other accounting roles of increasing importance with Centene since March 2011. Before joining Centene, Mr. Pienkos served as an auditor for KPMG LLP from August 2004 to March 2011. He holds a BA and MA in Accounting from the University of Northern Iowa.

In connection with this appointment, he will receive a base salary of $440,000 and have a target bonus of 60% of the base salary. He will continue to participate in the Company's incentive compensation programs and he will receive benefits as set forth in the Company's executive severance plan.

There are no family relationships between Mr. Pienkos and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Pienkos was a participant.

Consistent with our efforts around intentional leadership development, Kate Casso, who has been with the Company for over two decades and served as the Company's prior Corporate Controller and Chief Accounting Officer since April 2021, has been appointed Senior Vice President, Finance Operations and Innovation, effective as of March 18, 2026. In this role, Ms. Casso will devote part of her time to innovation, both enterprise-wide and within Finance, while continuing to lead Data Analytics, Medical Economics, Payment Integrity, Finance Shared Services, Financial Planning and Analysis, and other various Finance teams.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	March 24, 2026	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel